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                                                                 EXHIBIT 10


                             ARTHUR ANDERSEN LLP

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-73572 for ITT Hartford Life and Annuity Insurance Company Putnam Capital Manager Trust Separate Account Two on Form N-4.

                                   /s/ Arthur Andersen LLP


Hartford, Connecticut
April 14, 1997